                                                                    EXHIBIT 99.2


                   WESTBEACH SNOWBOARD CANADA LTD AND SUBSIDIARIES
                             CONSOLIDATED BALANCE SHEET
                           (Canadian dollars in thousands)
                                     (Unaudited)

                      ASSETS
                                                                         September 30, 1997
                                                                         ------------------
Current assets:
   Cash ...........................................................             $   --
   Accounts receivable, net .......................................              2,362
   Inventories ....................................................              3,026
   Prepaid expenses ...............................................                359
                                                                                ------
        Total current assets ......................................              5,747

Property, plant and equipment, net ................................                351
Trademarks ........................................................                136
Deferred refinancing ..............................................                117
                                                                                ======
      Total assets ................................................             $6,351
                                                                                ======

             LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
   Operating line of credit .......................................             $  426
   Short-term note payable ........................................              1,004
   Accounts payable ...............................................              1,315
   Accrued liabilities ............................................                273
   Current portion of long-term debt ..............................                677
                                                                                ------
      Total current liabilities ...................................              3,695
                                                                                ------

Deferred income taxes .............................................                 45
Subordinated debentures, net of current portion ...................              2,154
                                                                                ------
      Total long-term liabilities .................................              2,199
                                                                                ------

Shareholders' equity:
   Share capital...................................................                174
   Retained earnings ..............................................                283
                                                                                ------
      Total shareholders' equity ..................................                457
                                                                                ======
Total liabilities and shareholders' equity ........................             $6,351
                                                                                ======

                The accompanying notes are an integral part of
                   these consolidated financial statements.


                 WESTBEACH SNOWBOARD CANADA LTD AND SUBSIDIARIES
           CONSOLIDATED STATEMENT OF OPERATIONS AND RETAINED EARNINGS
                         (Canadian dollars in thousands)
                                   (Unaudited)


                                                      Nine months ended September 30,
                                                            1997          1996
                                                          -------       -------
Net sales ..........................................      $ 7,588       $ 9,078
Cost of goods sold .................................        4,497         5,367
                                                          -------       -------
   Gross profit ....................................        3,091         3,711
                                                          -------       -------

Operating expenses:
   Selling, marketing and customer service .........        1,563         1,516
   Engineering, research and product development ...          401           433
   General and administrative ......................        1,715         1,376
                                                          -------       -------
      Total operating expenses .....................        3,679         3,325
                                                          -------       -------

Operating income (loss) ............................         (588)          386
                                                          -------       -------

Other income (expense):
   Interest expense ................................         (354)         (186)
   Other ...........................................           (2)         --
                                                          -------       -------
      Total other income (expense) .................         (356)         (186)
                                                          -------       -------

Income (loss) before income tax ....................         (944)          200
Income tax benefit (expense) .......................          378           (80)
                                                          -------       -------
Net income (loss) ..................................         (566)          120

Retained earnings, beginning of period .............          849           751
                                                          -------       -------
Retained earnings, end of period ...................      $   283       $   871
                                                          =======       =======

                The accompanying notes are an integral part of
                   these consolidated financial statements.


                WESTBEACH SNOWBOARD CANADA LTD AND SUBSIDIARIES
           CONSOLIDATED STATEMENTS OF CHANGES IN FINANCIAL POSITION
                        (Canadian dollars in thousands)
                                  (Unaudited)


                                                      Nine months ended September 30,
                                                            1997         1996
                                                           -------      -------
Cash provided by (used in) operating activities:
   Net income (loss) .................................     $  (566)     $   120
   Items not affecting cash:
      Amortization/depreciation ......................         134           78
                                                           -------      -------
                                                              (432)         198
                                                           -------      -------
Changes in non-cash working capital
   Accounts receivable ...............................      (1,025)      (3,042)
   Other receivables .................................        (168)        (233)
   Inventories .......................................      (1,040)        (306)
   Prepaid expenses ..................................          22         (135)
   Accounts payable and accrued liabilities ..........         192        1,578
                                                           -------      -------
                                                            (2,019)      (2,138)
                                                           -------      -------
                                                            (2,451)      (1,940)
                                                           -------      -------
Cash provided by (used in) financing activities:
   Proceeds (repayments) of subordinated debentures ..        (100)       1,200
   Proceeds on line of credit, net ...................         426          619
   Proceeds (repayments) of short term loan ..........         995           (7)
                                                           -------      -------
                                                             1,321        1,812
                                                           -------      -------
Cash used in investing activities:
   Purchase of capital assets ........................         (69)        (196)
                                                           -------      -------
Decrease in cash balance .............................      (1,199)        (324)
Cash balance at beginning of period ..................       1,199          324
                                                           =======      =======
Cash balance at end of period ........................     $  --        $  --
                                                           =======      =======

                The accompanying notes are an integral part of
                   these consolidated financial statements.

               WESTBEACH SNOWBOARD CANADA LTD AND SUBSIDIARIES
                 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                 (Unaudited)

Description of Business

Westbeach Snowboard Canada Ltd. and subsidiaries (the "Company"), headquartered in Vancouver, B.C., Canada, was organized in 1982 to design and market snowboard and other outdoor apparel to retail outlets worldwide. The Company operates in a single business segment. The consolidated financial statements include its wholly-owned subsidiaries, Westbeach Snowboard U.S.A. Inc. (a U.S. corporation), Westbeach Snowboard Gesellschaft m.b.H. (an Austrian corporation), and Westbeach Snowboard UK Limited (a UK corporation). All significant intercompany accounts and transactions have been eliminated.

The Company operates in a relatively new and rapidly growing segment of the sporting goods industry which is highly seasonal. This and other factors present certain risks to the future operations of the Company.

The accompanying unaudited consolidated financial statements have been prepared in accordance with Canadian generally accepted accounting principles. While these statements reflect all necessary, normal and recurring adjustments in the opinion of management required to present fairly, in all material respects, the financial position, results of operations and changes in financial position of the Company and its subsidiaries at September 30, 1997, and for the nine months ended September 30, 1997 and 1996, they do not include all notes required by generally accepted accountiung principles for complete financial statements. Further information is contained in the annual financial statements of the Company and notes thereto, for the year ended December 31, 1996, contained in the accompanying Form 8-K/A. Operating results for the nine months ended September 30, 1997 and 1996 are not necessarily indicative of the results that may be expected for the full year.

               WESTBEACH SNOWBOARD CANADA LTD AND SUBSIDIARIES
                 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                 (Unaudited)

Description of Business

Westbeach Snowboard Canada Ltd. and subsidiaries (the "Company"), headquartered in Vancouver, B.C., Canada, was organized in 1982 to design and market snowboard and other outdoor apparel to retail outlets worldwide. The Company operates in a single business segment. The consolidated financial statements include its wholly-owned subsidiaries, Westbeach Snowboard U.S.A. Inc. (a U.S. corporation), Westbeach Snowboard Gesellschaft m.b.H. (an Austrian corporation), and Westbeach Snowboard UK Limited (a UK corporation). All significant intercompany accounts and transactions have been eliminated.

The Company operates in a relatively new and rapidly growing segment of the sporting goods industry which is highly seasonal. This and other factors present certain risks to the future operations of the Company.

The accompanying unaudited consolidated financial statements have been prepared in accordance with Canadian generally accepted accounting principles. While these statements reflect all necessary, normal and recurring adjustments in the opinion of management required to present fairly, in all material respects, the financial position, results of operations and changes in financial position of the Company and its subsidiaries at September 30, 1997, and for the nine months ended September 30, 1997 and 1996, they do not include all notes required by generally accepted accounting principles for complete financial statements. Further information is contained in the annual financial statements of the Company and notes thereto, for the year ended December 31, 1996, contained in the accompanying Form 8-K/A. Operating results for the nine months ended September 30, 1997 and 1996 are not necessarily indicative of the results that may be expected for the full year.

                                    F-12